UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

BIOSECURITY TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-224157	35-2606208
(State of Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

3821 S 148th St Omaha, Nebraska 68144

(Address of principal executive offices, including zip code)

800-494-9604

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective April 28, 2021, Biosecurity Technology, Inc., a Nevada corporation (the “Registrant”) entered into a Consulting Agreement (the Agreement”) with Global Food Innovations, LLC a Texas limited liability (the “Consultant”). In accordance with the terms of the Agreement, the Registrant retained the Consultant to provide consulting services to the Registrant on the development and enhancement of its business, including introducing the Registrant to new clients, researching and identifying potential application of the Registrant’s products to potential new clients, conducting meetings with potential new clients, reviewing business plans and generally assisting with the Registrant’s marketing and expansion efforts (collectively, the “Services”). The initial term of the Agreement is for three years and is automatically renewable for successive one year periods unless terminated by either party at least sixty (60) days before its expiration.

As compensation for the Services, the Consultant shall receive a commission of five percent (5%) of the Registrant’s gross revenues plus warrants (the “Warrants”) to purchase, initially, One Million (1,000,000) shares of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”) at an exercise price of $0.25 per share which expire in seven years. The Consultant will earn additional Warrants on each successive anniversary of the Agreement in an amount of Two Hundred Fifty Thousand (250,000) Warrants per each principal of the Consultant performing services for the Registrant up to an additional One Million (1,000,000) Warrants per year.

The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Consulting Agreement and the Purchase Warrant Agreement attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 5.01.

The securities referred to, above, were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as provided in Rule 506(b) of Regulation D promulgated thereunder. All of the foregoing securities as well the Common Stock issuable upon conversion or exercise of such securities, have not been registered under the Securities Act or any other applicable securities laws and are deemed restricted securities, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act.

(a)	Exhibits

Number	Description
10.1	Consulting Agreement

10.2	Warrant Purchase Agreement

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2021	BIOSECURITY TECHNOLOGY, INC.

	By:	/s/ Dan Lynn
		Name:	Dan Lynn
		Title:	Chief Executive Officer

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